Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

We are not a taxable entity for U.S. federal income tax purposes or for the majority of states that impose an income tax. Taxes on our net income generally are borne by our partners through the allocation of taxable income. Our income tax provision results from state laws that apply to entities organized as partnerships, primarily Texas.

Income taxes charged to income were:

	Millions of Dollars
	2015*	2014	2013

Current	$0.3	0.5	0.4
Deferred	—	0.4	0.1
Total	$0.3	0.9	0.5

*Financial information has been retrospectively adjusted for the Subsequent Fractionator Acquisition.

At December 31, 2015 and 2014, we had a net deferred tax liability of $0.2 million and a net deferred tax asset of $0.5 million, respectively. The deferred tax liability was primarily associated with PP&E and equity investments. The deferred tax asset was primarily associated with PP&E, partially offset by deferred rentals. In conjunction with the acquisition of Sand Hills, Southern Hills and Explorer, a deferred tax liability of $0.7 million was recorded in the equity account titled General Partner - Phillips 66.

Our effective tax rate was 0.2 percent, 0.7 percent and 0.5 percent, respectively, for the years ended December 31, 2015, 2014 and 2013. The lower effective tax rate in 2015 was primarily associated with a decrease in the amount of income subject to Texas tax.

As of December 31, 2015 and 2014, we had no liability reported for unrecognized tax benefits, and we did not have any interest or penalties related to income taxes for the years ended December 31, 2015, 2014 and 2013. Texas and Illinois tax returns for 2013 to 2015 are subject to examination.